                        Confidential Treatment Request

                                                                    EXHIBIT 10.9
                 [ ] Material indicated by this mark
                 has been deleted pursuant to a request
                 for confidential treatment, and has been filed separately.


                           WIRELESS E9-1-1 AGREEMENT

                                    CONTENTS

1. DEFINITIONS.....................................................    3
1.1    SCP.........................................................    3
1.2    Services....................................................    3
1.3    Initial Market Area Survey..................................    3
1.4    New Services................................................    3
1.5    Add-On Service..............................................    3
1.6    Modification Order..........................................    4
1.7    Project.....................................................    4
1.8    PSAP........................................................    4
1.9    Qualified PSAP..............................................    4
1.10   AMCI's Region...............................................    4
1.11   Ameritech Wireline Regions..................................    4
1.12   AMCI Affiliate..............................................    4
1.13   Subscriber..................................................    5
2. PROJECT.........................................................    5
2.1    Scope Of Work...............................................    5
2.2    Cancellation Fee Schedule...................................    6
2.3    Modification Orders.........................................    6
2.4    Letter of Agency............................................    6
2.5    Orderly Transition..........................................    6
3. TERM AND TERMINATION............................................    8
3.1    Term........................................................    8
3.2    Termination.................................................    8
4. FEES AND PAYMENT................................................   11
4.1    Fees For Service............................................   11
4.2    Other Charges...............................................   14
4.3    Disputed Invoices...........................................   14
4.4    Taxes.......................................................   15
5. LICENSES AND DEVELOPED INFORMATION..............................   15
5.1    Licenses....................................................   15
5.2    Developed Information-Definitions...........................   16
5.3    Developed Information-Rights................................   17
6. CONFIDENTIALITY.................................................   18
6.1    Confidential Information....................................   18
6.2    Exceptions..................................................   19
6.3    Ownership of Confidential Information.......................   19
7. WARRANTIES......................................................   19
7.1    Warranty By SCC.............................................   19
7.2    Warranty By AMCI............................................   20
8. INDEMNIFICATION.................................................   21
8.1    General Indemnification.....................................   21
8.2    Intellectual Property Indemnification.......................   21
9. LIMITATION OF LIABILITY.........................................   22
10. INSURANCE......................................................   22

11. GENERAL PROVISIONS.............................................   23
11.1   Exhibits....................................................   23
11.2   Electronic Exchange.........................................   23
11.3   Staffing Level..............................................   23
11.4   Advertising and Publicity...................................   23
11.5   Assignment and Delegation...................................   24
11.6   Company Rules...............................................   24
11.7   Escalation Procedures.......................................   24
11.8   Force Majeure...............................................   24
11.9   Governing Law...............................................   25
11.10  Independent Contractors.....................................   25
11.11  Subcontracting..............................................   25
11.12  Joint Work Product..........................................   25
11.13  Laws, Regulations, Permits..................................   25
11.14  Notices.....................................................   25
11.15  Non-Waiver..................................................   26
11.16  Severability................................................   26
11.17  Binding Effect..............................................   26
11.18  Time Is Of The Essence......................................   27
11.19  Equal Opportunity...........................................   27
11.20  Remedies....................................................   27
11.21  Authority...................................................   27
11.22  Entire Agreement............................................   27
EXHIBIT A   SCOPE OF WORK
EXHIBIT B   CANCELLATION FEE SCHEDULE
EXHIBIT C   SAMPLE MODIFICATION ORDER
EXHIBIT D   LETTER OF AGENCY
EXHIBIT E   AMCI/SIGNALSOFT LICENSE

                       WIRELESS E9-1-1 SERVICES AGREEMENT

     THIS AGREEMENT ("this Agreement") is made this      day of             ,
1998, (the "Effective Date") between SCC COMMUNICATIONS CORPORATION, ("SCC") a Delaware Corporation, having its corporate offices located at 6285 Lookout Road, Boulder, Colorado 80301, and AMERITECH MOBILE COMMUNICATIONS, INC. ("AMCI") a Delaware corporation having its corporate offices located at 2000 West Ameritech Center Drive, Hoffman Estates, Illinois 60195, who are collectively referred to herein as "the Parties" or individually as "Party."

     In consideration of the promises and covenants set forth herein, and for good and valuable consideration, the sufficiency of which is hereby acknowledged, the Parties agree as follows:

                                 1. DEFINITIONS

1.1  SCP.

     "SCP" means Service Control Point.

1.2  SERVICES.

     "Services" or "Wireless E9-1-1 Services" means the basic wireless enhanced 9-1-1 services described in the "Scope Of Work" ("SOW"), attached hereto and marked as Exhibit A (which Services do not include provision of "SCP" equipment) which Services are intended to enable AMCI to implement and maintain a wireless E9-1-1 system, in AMCI's Region (as defined herein below) in its entirety and for all of AMCI's Subscribers (as defined herein below), in compliance with FCC Docket Number 94-102 for Phase I service.

1.3  INITIAL MARKET SURVEY

     "Initial Market Area Survey" or "Initial Market Survey", "IMAS" or "Market Area Survey" means the report prepared by SCC, and associated tasks performed by SCC, as described in Exhibit A, which identifies certain information that is specific to AMCI's E9-1-1 networks and infrastructures and such other information as is expressly stated in Exhibit A.

1.4  NEW SERVICES.

     "New Service" means those services developed by SCC in its sole discretion which modify, improve or add functionality, of any level, kind or version, to the Services and which are offered to and accepted by AMCI pursuant to subsequent agreement of the Parties.

1.5  ADD-ON SERVICES.

     "Add-On Service" means services that are customized to AMCI's particular needs and that are not New Services or Services initially contemplated herein, but which are developed by SCC as a result of AMCI's explicit request for specific modifications, improvements or additional functionality to the Services or New Services and which are added to same pursuant to subsequent agreement of the Parties.

1.6  MODIFICATION ORDER.

     "Modification Order" means a document which, by its formal execution, obligates the Parties with respect to the addition, or modification, of New Services or Add-On Services described in such document. Such Modification Order shall be subject to the terms and conditions hereof, shall be prepared in substantially the same form as that set forth in Exhibit C and shall become effective only when fully executed by the authorized representatives of each Party as evidenced thereon.

1.7  PROJECT.

     "Project" means the undertaking of the tasks and duties set forth in
Section 2 hereof.

1.8  PSAP.

     "PSAP" means Public Safety Answering Point as that phrase is commonly known in the telecommunications industry.

1.9  QUALIFIED PSAP.

     "Qualified PSAP" means a PSAP which, in connection with the FCC's Order in Docket Number 94-102, has requested E9-1-1 service from AMCI, has put in place a cost recovery plan and is technologically capable of providing E9-1-1 service .

1.10  AMCI'S REGION.

     "AMCI's Region" means the geographic region in which AMCI or one of its Affiliates, as defined herein, is licensed to provide personal wireless communications services.

1.11  AMERITECH WIRELINE REGIONS.

     "Ameritech Wireline Region" means the geographic region in which Ameritech is licensed to offer wireline telecommunications service.

1.12  AMCI AFFILIATE.

     "AMCI Affiliate" means any entity that directly or indirectly, through one or more intermediaries, controls or is controlled by or is under common control with AMCI, as well as any successor to AMCI, whether by change of name, dissolution, merger, consolidation, reorganization or otherwise.

1.13  SUBSCRIBER.

     "Subscriber" means each AMCI wireless customer having an assigned Mobile Directory Number (MDN) whose address falls within the municipal, county or other jurisdictional boundary served by a Qualified PSAP in AMCI's Region which Qualified PSAP has requested and is being provided wireless E9-1-1 Services by SCC on behalf of AMCI. Such wireless customers shall include wireless customers whose service is delivered by AMCI via so-called "analog" or "digital" technology.

                                   2. PROJECT

2.1  SCOPE OF WORK (EXHIBIT A).

     The Scope of Work set forth in Exhibit A constitutes a complete and detailed description of SCC's obligations to perform the Services to be performed in connection with the Project, which shall be performed exclusively by SCC in Ameritech's Wireline Regions, and non-exclusively in all other AMCI Regions, subject to AMCI's rights expressly stated herein, and which shall apply to the entire AMCI Region, to all Qualified PSAPs therein, and to all of AMCI's Subscribers. SCC acknowledges that its Services represent a portion of combined effort on the part of other critical third party vendors who themselves, along with SCC, are participating in an integrated effort to deploy AMCI's Phase I E9-1-1 wireless service; and in this regard, SCC will reasonably cooperate with such other vendors as set forth in Exhibit A. AMCI will timely perform its obligations as set forth in Exhibit A.

  2.1.1  MARKET AREA SURVEY.

     SCC shall not be responsible for providing a Market Area Survey under the terms and conditions of this Agreement. The Parties have already executed a "Consulting Agreement" dated October 27, 1997, which is hereby ratified, which agreement will govern the terms and conditions under which SCC will perform a "Market Area Survey And Analysis". SCC will ensure that its work related to said Market Area Survey And

Analysis will be performed in a manner consistent with the terms and conditions of this Agreement and Exhibit A.

  2.1.2  SYSTEM EFFICIENCY.

     SCC is devoted to improving and exceeding the standards and requirements of this Agreement in the provision of Services. This includes improvement in the automation procedures, software products, hardware products, personnel training and qualifications, and all other services. Therefore, performance and efficiency of the system for delivery of the Services will be maintained and periodically improved by SCC without charge to AMCI. Such changes in the provision of Services shall be considered usual and customary and not New Services. The system for delivery of the Services is described in Exhibit A.

  2.1.3  REGIONAL UNIFORMITY.

     Except as may otherwise be described herein, the Services will be provided under regionally consistent terms and shall not be state-specific unless it is legally mandated by the state or other legally governing body.

2.2  CANCELLATION FEE SCHEDULE (EXHIBIT B).

     The Cancellation Fee Schedule, attached hereto and marked as Exhibit B and incorporated herein, sets forth the cancellation fee, if any, that would be payable by AMCI to SCC in the event AMCI exercises its right to cancel this Agreement pursuant to section 3.2.3 hereunder.

2.3  MODIFICATION ORDER (EXHIBIT C).

     If AMCI elects to purchase from SCC New Services or Add-On Services, AMCI will deliver to SCC a completed form substantially similar to that which is set forth in Section 1.7 of Exhibit A. The parties will negotiate in good faith the terms and conditions relating to the provision of such services, which shall include at a minimum: (a) a description of the requested service; (b) a projected date of its availability; (c) a proposed implementation schedule; (d) the initial non-recurring charges and/or additional recurring charges associated with the service; and (e) any other information deemed appropriate by the Parties. Modification Orders will not be effective or binding upon the parties unless signed by an authorized individual from AMCI who occupies a position at AMCI of director level or above.

2.4  LETTER OF AGENCY (EXHIBIT D).

     AMCI shall provide SCC with a Letter of Agency ("LOA") similar in form and substance to that which is set forth in Exhibit D, which letter will enable SCC to perform the Services as a limited agent for AMCI. The LOA shall: (a) not be released by SCC or used except as authorized by this Agreement; (b) be deemed revoked upon termination of this Agreement or delivery to SCC of written notice of AMCI's election in this regard; and (c) be returned to AMCI upon AMCI's request, or destroyed by SCC upon termination of this Agreement or the revocation notice described herein.

2.5  ORDERLY TRANSITION.

  2.5.1  TRANSITIONED SERVICES -- SUBSTITUTION FOR SCC.

     In AMCI's sole discretion, AMCI may elect to perform, or have its agents perform, the Services (described below in subparagraphs 2.5.1(a) and 2.5.1(b) which are more fully described in Exhibit A) in whole or in part, in each or any of AMCI's Regions ("Transitioned Services"). AMCI may not exercise said option earlier than one (1) year after the date on which a particular Qualified PSAP, which has requested Phase I E9-1-1 Service, is turned-up and Services are deployed by SCC. In the event AMCI properly makes such an election, and to the extent determined by AMCI in its sole discretion, AMCI shall substitute its performance for that of SCC. Thereafter AMCI shall be responsible for the Transitioned Services in lieu of SCC, and except as otherwise expressly provided herein, SCC shall be relieved of its obligations therefore.

The pricing discounts related to AMCI's exercise of this option are described in section 4 hereunder. Transitioned Services include:

          (a) network engineering, design and pANI Translations, including identification of specific network interconnections required from AMCI to specific E9-1-1 networks, Qualified PSAPs, appropriate engineering of connections for traffic capacity and coordination of pANI translations into the required AMCI network elements;

          (b) LEC/CLEC and pANI coordination and pANI assignment, including coordination of network ordering, installation testing and turn-up as well as coordination of all pANI assignments and confirmation with all LEC/CLEC interconnect requirements and pANI assignments;

  2.5.2  ORDERLY TRANSITION.

     In the event AMCI properly exercises its options related to sections 2.5.1 or 2.5.2, then to the extent it is relevant and applicable thereto, SCC will cooperate in the orderly transition of the Transitioned Services to AMCI or its agent and will make reasonable efforts to minimize any disruption of AMCI's wireless 9-1-1 service. At such time that AMCI exercises any option in this regard, and with respect to the AMCI-relevant data and databases that SCC legally controls hereunder, SCC will deliver to AMCI such data contained in such databases, and other information, that is necessary to allow SCC to be substituted in this regard; provided, however that SCC shall not be obligated to do so if such delivery or other performance would violate the provisions of the confidentiality provisions contained herein, result in a breach of contract to which SCC is a party as of the date hereof, violate any other law or private right, would convey to AMCI any intellectual property or other right to which AMCI is otherwise unentitled hereunder, or would otherwise unreasonably subject SCC to civil or criminal prosecution. Such data and information shall include but not be limited to "AMCI Results", as defined herein below, along with the data needed to perform said Services in a readable file that is convertible with commercially available software which data is current as of the date of such substitution. Upon AMCI's request, and subject to the above limitations, SCC will provide to AMCI whatever explanatory information or functional tools in SCC's possession or legitimate control which are reasonably necessary for AMCI to fully exploit the database contents.

     Unless otherwise agreed by the Parties, after such time as AMCI becomes responsible for the Transitioned Services as contemplated herein, SCC would continue to upload to AMCI's SCP(s) on AMCI's behalf the mapping files which operate in connection with the location-based application software being utilized by the Parties as of that date, or a reasonable substitute therefore, which SCC is capable of and willing to support.

     Following termination, cancellation or expiration of this Agreement, or in connection with an Orderly Transition, if AMCI requests that SCC continue to provide any portion or all of the Services, for which SCC would not otherwise be contractually obligated to provide under the terms and conditions of this Agreement, AMCI shall compensate SCC for such Services at the same rate as that set forth herein for such Services.

                            3. TERM AND TERMINATION

3.1  TERM.

     Unless earlier terminated or canceled in accordance with this section, the term of this Agreement shall begin upon the Effective Date as first stated herein and continue until December 31, 2000. If either Party terminates this Agreement according to the provisions of this section, then both Parties agree to participate in the orderly shutdown and transition of products and services as provided herein. Following this initial term, the Agreement shall automatically renew for continuous twelve (12) month terms unless terminated at the end of a renewal term upon no less than sixty (60) days advance written notification by the terminating Party.

3.2  TERMINATION AND CANCELLATION.

  3.2.1  TERMINATION BY AMCI.

     This Agreement may be terminated by AMCI in whole or part for any of the following reasons:

          (1) if SCC defaults in its performance of any material obligation required to be performed by SCC under this Agreement (including, but not limited to, a failure by SCC to meet the specific acceptance or performance requirements set forth in Exhibit A, or the warranties set forth herein), and such default is not cured (or, in AMCI's reasonable opinion, satisfactory progress has not been made as part of the escalation procedures described in Exhibit A) within a thirty (30) day "cure period" following receipt of AMCI's written notice which describes the default; or

          (2) in the event of any acquisition, or takeover of a controlling interest in SCC by another entity, or a merger or other consolidation of SCC into or with another entity, if the other or surviving entity, at AMCI's discretion is or could be deemed a competitor of AMCI or its Affiliates in the telecommunications industry, or if the entity in AMCI's reasonable discretion is not financially or operationally capable of assuming the services being provided hereunder; or

          (3) in the event continued performance under this Agreement would cause AMCI to be in violation of any court order or regulatory agency having jurisdiction, or of any law, statute, ordinance or regulation, except that any failure of the Tandem, Signal Soft, SCC solution contemplated herein shall not be deemed such a cause which circumstance is addressed in and controlled by section 3.2.2 herein below.

     In the event of an AMCI termination as described above, AMCI will have no payment obligations to SCC beyond the effective termination date and will not be obligated to pay SCC.

     In the event of an AMCI termination as described above, SCC will cooperate in the orderly transition of such terminated services in accordance with the applicable provisions of section 2.5.2 herein.

     A termination of this Agreement by AMCI does not in any way obligate AMCI to purchase any other SCC products and services following such termination.

     Even if any of the above reasons (that allow AMCI to terminate) may be isolated to a particular state(s), AMCI retains its right to terminate the entire Agreement if it so chooses.

  3.2.2  TERMINATION BY AMCI -- NON-INTEGRATION WITH SCP NETWORK.

     SCC understands that AMCI's E9-1-1 network must operate in combination with equipment, hardware and software provided by Tandem, Signal Soft and Lucent to AMCI. SCC agrees to cooperate fully with such other suppliers to the extent necessary to assure that AMCI's E9-1-1 network will function in accordance with the specifications and requirements of this Agreement, any applicable TIA or Bellcore standards and specifications, and any standards for E9-1-1, Phase I services mandated by federal, state or local laws, ordinances, rules and regulations. In the event that the SCC, Tandem, Signal Soft and Lucent solution cannot perform in an integrated manner in the AMCI network and thereby process E9-1-1 calls per the applicable standards for Phase I E9-1-1, AMCI shall provide SCC with written notice of said non-integration. Immediately after SCC's receipt of such notice, the Parties will, in good faith, jointly explore an alternative, compliant solution for processing E9-1-1 calls which solution would, to the extent practical, designate SCC as the provider of the database management services defined in the SOW, subject to the terms and conditions described below in this subsection. AMCI will give due consideration to the opinions and recommendations of SCC in connection with the selection of an alternative, compliant solution, but AMCI will have sole discretion as to its final choice.

     If said alternative solution contemplates an E9-1-1 call processing platform whereby said database management services, as defined in the SOW, can be performed as a "stand alone" functionality and not bundled with other services, then SCC will have the right to provide those database services at the same costs and under terms and conditions that are no less favorable to AMCI than those set forth in this Agreement.

     If such alternative solution is provided by a third party and involves a platform whereby the third party vendor providing such solution uses database management services as a bundled offering with SCP(s) and location-based software to accomplish E9-1-1 call processing functionality, then SCC would only have the right to provide such database management services if: (a) SCC and AMCI jointly obtain consent from said third party vendor to un-bundle said database management services; (b) using SCC would not deprive AMCI of its options for selecting an alternative, compliant solution as described herein; (c) SCC would agree to provide such services under terms and conditions that are no less favorable to AMCI than that set forth herein; (d) SCC would agree to provide such services at a cost that, when added to the third party vendor's total cost to provide the bundled service, minus the price at which said third party would otherwise provide database management services, would not exceed the third party vendor's total original cost for the bundled services; and (e) SCC would agree to provide such services in a manner that equals or exceeds the quality of database management services offered as part of the bundled service.

     If SCC and AMCI cannot provide or mutually agree to a plan to provide an alternate, compliant functionality within a thirty (30) day period, measured from the date on which SCC receives said notice of non-integration, which period may be extended by mutual agreement of the Parties, then AMCI may terminate the portion of this Agreement affected by such non-integration upon written notice of AMCI's desire to terminate, which notice shall state the effective date of such termination and the reasons supporting such termination. Such a termination shall not be deemed a default by SCC. AMCI may exercise its termination rights hereunder for a period up to one hundred twenty (120) days after successful completion of the First Office Application (FOA). For the purposes of this clause, successful completion of the FOA means successful completion of the testing based upon the Signal Soft Acceptance test document "W911-TP-Acceptance Test" dated December 16, 1997 and the commercial deployment of the SCC, Tandem, Signal Soft and Lucent solution with a Qualified PSAP and live AMCI customer traffic on a duplex SCP configuration. In the event AMCI exercises its right of termination in this regard, AMCI shall be responsible for paying SCC all the fees otherwise payable in accordance with the provisions of section 4 herein for Services rendered as of the date of said termination.

     Appendix A-1 is an E9-1-1 System Supplier Responsibility Matrix that lists the start-up and ongoing system responsibilities as between the various parties involved in the SCC, Tandem, Signal Soft, Lucent and AMCI solution. For purposes of this Agreement, said matrix shall govern any disputes regarding E9-1-1 supplier responsibility as between SCC, Tandem, Signal Soft, Lucent and AMCI. In the event of a dispute not involving any one or more of such third parties but which is solely between SCC and AMCI over SCC's and AMCI's respective responsibilities as set forth in said matrix as opposed to that which is set forth in Exhibit A, that which is set forth in Exhibit A will control said dispute. SCC shall provide for those responsibilities described in Exhibit A at no additional charge beyond the contracted Non-recurring and Recurring fees listed in section 4 herein below.

  3.2.3  CANCELLATION BY AMCI.

     In the event the regulatory, legal, labor or business conditions, ("business conditions" being defined as market share, profitability, ability to grow revenue, and the allocation of internal resources) under which this Agreement is based upon change so that it would no longer be in AMCI's best interests to continue with the full term as stated herein, AMCI shall have the ability to cancel this Agreement in its entirety, or on a state-by-state basis, at any time upon providing SCC prior written notice of its intention to cancel, and the scope (i.e., # of states) of the cancellation, at least 180 days in advance of the AMCI designated cancellation date. Exhibit B, "Cancellation Fee Schedule", sets forth AMCI's cancellation fee payment obligations to SCC in the event of such cancellation. Payment by AMCI of the cancellation fee shall be the extent of AMCI's liability to SCC in the event of a cancellation hereunder.

     The Parties acknowledge and agree that the cancellation fee is not a penalty and is, and shall be deemed, liquidated damages which damages are reasonably based on the Parties' best estimate of what SCC's damages would be as a result of AMCI's cancellation for Business Conditions.

     In the event this Agreement is cancelled by AMCI in whole or part in accordance with this Section, SCC agrees, at AMCI's option, to sell AMCI those SCC products and services, to which SCC has the ability and legal capacity to sell, and which are desired by AMCI, under prices and terms consistent with the "Most Favored Customer" provisions set forth herein. Except as may otherwise be provided hereunder, in the event of an AMCI cancellation, AMCI will have no payment obligations to SCC beyond the effective cancellation date for that portion of the Agreement cancelled.

     A cancellation of this Agreement by AMCI does not in any way obligate AMCI to purchase any other SCC products and services following such cancellation.

  3.2.4  TERMINATION BY SCC.

     This Agreement may be terminated by SCC if AMCI defaults in its performance of any material obligation required to be performed by AMCI under this Agreement (including, but not limited to, a failure by AMCI to pay SCC's undisputed invoices for services performed), and such default is not cured (or, in SCC's reasonable opinion, satisfactory progress has not been made) within a thirty
(30) day "cure period" following receipt by AMCI of SCC's written notice which describes the default.

                              4. FEES AND PAYMENT

4.1  FEES FOR SERVICES.

  4.1.1

     AMCI will pay SCC the fees and charges in the amounts and in the manner set forth below:

A. NON-RECURRING ENGINEERING FEE ("NRE") FOR EACH MOBILE SWITCHING CENTER ("MSC") MARKET

     The Mobile Switching Center ("MSC") market Non-Recurring Engineering
("NRE") Fee, of [                ] dollars ($[      ]) per Mobile Switching
Center ("MSC"), is a one time charge per MSC which will cover the work associated with MSC network interconnection analysis and coordination, market-specific Cell/ Face coverage mapping, selective router assignment and location description assignment; initial pANI data build & validation with Qualified PSAPs in each market area served by the MSC; delivery of validated pANIs to appropriate ALI databases; MSC market wireless 9-1-1 test coordination, as described in Exhibit A. Said NREs will be due upon execution of a Modification Order, Request Form or such other documentation that accompanies AMCI's request that SCC initiate the work related to turning up an MSC with the Services.

B. MONTHLY RECURRING FEES ("MRF") FOR SERVICES

     The Monthly Recurring Fees ("MRF") for Services are itemized below and are each charged on a per Subscriber per month basis. MRF shall commence at such time as Service is deployed to the Qualified PSAP in AMCI's Region which Qualified PSAP is the first in time to be deployed by AMCI.

     The MRF for Services, provided on an exclusive basis by SCC during the term of this Agreement in the Ameritech Wireline Region, and on a non-exclusive basis
in all other AMCI Regions, and will be billed at a rate of $[      ] per
Subscriber per month. This rate shall be fixed for the term of this Agreement unless modified pursuant to this Agreement and the following adjustments:

          Any time after 12 months from the date on which a particular Qualified PSAP, which has requested Phase I E9-1-1 Service, is turned-up and Services are deployed by SCC in accordance with the terms of this Agreement, if AMCI elects to exercise its option to perform all of the "Transitioned Services" described in subparagraph 2.5.1(a) of the Agreement, then only as to those particular Qualified PSAPs in those market(s) in which AMCI performs such
     Transitioned Services, the above MRF of $[      ] will be discounted by
     $[       ]; and

          Any time after 12 months from the date on which a particular Qualified PSAP, which has requested Phase I E9-1-1 Service, is turned-up and Services deployed by SCC in accordance with the terms of this

     Agreement, if AMCI elects to exercise its option to perform all of the "Transitioned Services" described in subparagraph 2.5.1(b) of the Agreement, then only as to those Qualified PSAPs in those market(s) in which AMCI performs such Transitioned Services, another discount in the
     amount of $[       ] will be applied to further reduce said MRF.

     For those markets in which AMCI does not perform all of the applicable Transitioned Services, no discount will apply. AMCI may exercise either or both of such options in any order, regardless of whether done consecutively, non-consecutively or concurrently.

     Unless otherwise mutually agreed by the parties in writing, an increase in the fees, rates and prices referenced herein, if any, which occur beyond the
initial term of this Agreement will not exceed [               ] of the relevant
fee, rate or price in effect during the immediately-preceding twelve (12) month period.

C. REPORTING

     The Parties will cooperate monthly as follows in calculating the number of Subscribers as follows:

          1. Not later than the 15th day of each month, commencing the first month that Services have been deployed, and continuing for the duration of this Agreement, SCC will provide to AMCI, in an agreed-upon electronic format, a list of zip codes falling with a given Qualified PSAP boundary for which such Qualified PSAP has deployed Services. Unless otherwise modified in connection with a mutually agreed-upon "true-up" process, as described in paragraph 3 herein below, said list will only include those zip codes in which at least fifty percent (50%) of a given zip code area falls within a Qualified PSAP boundary.

          2. No later than seven (7) business days after AMCI's receipt of such list of zip codes, AMCI will provide to SCC, in an agreed-upon electronic format, with the number of Subscribers in each zip code, broken down by Qualified PSAP.

          3. Recognizing that this method of calculating Subscribers leaves open the possibility that AMCI could be under-charged or over-charged in any given month and that another method may be appropriate, the Parties will work together and will mutually agree upon an acceptable method to "true-up" the number of Subscribers and related MRFs on a calendar quarter basis. Until such time, the above calculation shall govern the number of Subscribers.

D. BILLING & PAYMENT

     MRF for Services performed in a given month will be invoiced in arrears on or about the first day of each month commencing the first month following the date on which Services are first provided. MRF invoices will be payable by AMCI without interest or penalty not later than thirty (30) days after AMCI's receipt of said invoice. SCC will prepare invoices broken out by AMCI Market (which may be modified from time to time by AMCI with reasonable advance written notice to
SCC).

     SCC shall not be entitled to reimbursement by AMCI for SCC's costs of travel or any expense directly related to any non-recurring engineering fees
(NRE).

  4.1.2  FAIR MARKET VALUE.

     The Parties agree that the price of tangible and intangible assets referred to in this Agreement fair market value for same. With respect to any other fees, charges, payments or purchases prospectively negotiated or determined by the Parties which related to the Project, the same will likewise reflect fair market value. If the Parties are unable to agree upon a price for same, each shall select an appraiser knowledgeable in the valuation of the types of items at issue, and the two appraisers shall attempt to reach agreement on the fair market value. If the two appraisers are unable to reach agreement, they shall select a third appraiser who also shall be knowledgeable in the valuation of such matters. The three appraisers shall then determine the fair market value, but if they are unable to agree, the fair market value shall be set by the third appraiser. Each Party shall bear the expense of the appraiser selected by it, and the Parties shall split the expense of the third appraiser.

  4.1.3  MOST FAVORED CUSTOMER.

         [












                                                                           ]

  4.1.4  AUDITS.

     At its sole expense, SCC shall maintain complete and accurate books and records with respect to the Project, and said books and records shall be maintained in accordance with generally accepted accounting principles. Each Party shall have the right to audit the books and records of the other which books and records relate specifically to the calculation of the number of Subscribers and related Monthly Recurring Fees (referred to as "MRF" in Exhibit
B). In addition, AMCI shall have the right to audit the books and records of SCC which relate to prices charged to AMCI hereunder in connection with AMCI's "Most Favored Customer" status, or which relate to billing for Fees and Charges described in this section 4 as well as that which is relevant to SCC's data-protection and security obligations hereunder. Such audits may be performed at the premises of the other Party, shall be limited to once per calendar year and shall only be allowed with not less than fifteen (15) days advance written notice to the audited Party. Each Party will be responsible for its own costs related to such audits. "Undisputed" invoices, as defined herein, which are not adjusted within 12 months of the date of such invoice shall be deemed accepted by the Parties, regardless of whether such invoice was included in a prior or subsequent audit.

4.2  OTHER CHARGES.

     Charges for miscellaneous services not contemplated in Exhibit A or section 4 hereunder, which services do not include Services, SCP Services, Add-On Services or New Services ("Other Charges"), will be offered to AMCI on a time-and-materials basis using SCC's then-current rates for same, less AMCI discounts, if any, that may be applicable. In the event AMCI requests that SCC provide such services, SCC shall first furnish AMCI with an estimate of the amount of the Other Charges, which, upon written agreement of the Parties, may include travel and other related expenses, and specify a reasonable "not-to-exceed" billable amount. Billings of Other Charges for the requested services shall not exceed the specified amount without AMCI's prior written approval. Other Charges shall be billed in arrears, after provision of the relevant services, and AMCI shall pay Other Charges within thirty (30) days of the date of invoices related to such services.

4.3  DISPUTED INVOICES.

     In the event of a disputed invoice, AMCI shall notify SCC within sixty (60) days of the receipt of any such invoice and identify the nature of the dispute or inaccuracy. AMCI shall pay any undisputed amounts set forth in said invoice in accordance with the provisions hereof pertaining to normal payment of invoices, and both parties shall in good faith investigate and attempt to resolve the outstanding disputed amount.

4.4  TAXES.

     Fees and charges payable hereunder shall not include any sales, use, excise, transaction or other similar taxes levied against or upon the furnishing or receipt of Service or SCP Services. Further, the amounts payable by AMCI hereunder are exclusive of all federal, state and local taxes, taxes that are based on SCC's net or gross receipts, franchise taxes or other taxes based on SCC's corporate existence or status, personal property taxes on licensed software and taxes that may be due in whole or in part because of any failure by SCC or its agents to file any return or information required by law, rule or regulation. If any sales or other taxes related to SCC's provision of Services are payable or mandated by current or prospective application of law, they shall be separately stated on the monthly invoice to AMCI, and AMCI shall be responsible for paying same in accordance with the terms and conditions set forth in this section 4 for payment of invoices. AMCI shall reimburse SCC for any penalties or interest actually levied upon SCC only if AMCI's acts or omissions solely caused such penalty or interest to be levied.

                     5. LICENSES AND DEVELOPED INFORMATION

5.1  LICENSES.

     Notwithstanding any conflicting provision herein, nothing in this Agreement shall be construed to grant AMCI any right, title or interest in or license to any SCC Furnished Technology, as defined herein below, SCC hardware or software products used in the provision of Services, New Services, Add-On Services, any other SCC proprietary information or intellectual property or SCC-owned Proprietary Rights (defined herein below). Nothing in this Agreement shall be construed to grant SCC any right, title or interest in AMCI Furnished Technology, as defined herein below, AMCI proprietary information, intellectual property, any data being provided to SCC by AMCI for use in the provision of Services, New Services, Add-On Services or AMCI-owned Proprietary Rights. Notwithstanding the above, AMCI shall be entitled to quiet enjoyment of the benefits of the software made available to AMCI hereunder during the Initial Term and any Renewal Terms.

  5.1.1  SOURCE CODE -- ESCROW.

     With respect only to that SCC-owned software utilized by SCC in connection with the provision of the Services, SCC shall arrange to place a copy of the most recent version of such software, and the related source code and any documentation, in escrow with an escrow agent selected by SCC. Said source code shall be in the form of magnetic medium compatible with equipment the same or similar to that which provides the Services. Pursuant to a written agreement between SCC and said escrow agent, said agent will be under a duty to release the Source Code to AMCI only after sufficient evidence has been demonstrated to said agent that: (a) SCC makes an assignment for the benefit of creditors, admits in writing its inability to pay debts as they mature, has a trustee or receiver appointed to manage all or a substantial part of its assets, or commences or has commenced against it a proceeding under the United States Bankruptcy Code and such proceeding is acquiesced in or not dismissed within sixty (60) days; or (b) SCC ceases, for any reason, to do business or to provide maintenance and support for such software and or Services.

     Such software, source code and documentation shall only be released after said agent has provided SCC not less than thirty (30) days written notice of the escrow agent's intent to release same to AMCI.

     If the software is modified during the term of this Agreement, SCC shall be responsible for ensuring that an updated copy thereof, and updated source code and documentation, is deposited with said escrow agent not less than ten (10) days after SCC's receipt of such modification, or fifteen (15) days after such modification occurs, whichever is later. The costs related to said escrow agreement and any release of the source code shall be borne by SCC and AMCI equally.

  5.1.2  LOCATION-BASED SOFTWARE.

     SCC agrees to utilize the software of Signal Soft in connection with SCC's provision of Services and will maintain said software in its most current form and will provide AMCI with support of the mapping functionality for the location-based software as described in Exhibit A. At no cost to SCC, AMCI shall provide SCC with a copy of MAPs Software ("Licensed Software") which AMCI has licensed from SignalSoft Corp. ("SignalSoft") for use by SCC in its provision of database management services for AMCI pursuant to the terms of this Agreement. SCC agrees to abide by the restrictions on disclosure and copying of the Licensed Software contained in Section 4 of AMCI's agreement with SignalSoft, a copy of which Section is attached hereto as Exhibit E, and agrees to return such copy of the Licensed Software retaining no copies, to AMCI upon termination of SCC's Agreement with AMCI. SCC agrees that SignalSoft shall be a third party beneficiary of the agreements contained in this paragraph and that SignalSoft may enforce them directly against SCC.

5.2  DEVELOPED INFORMATION -- DEFINITIONS.

  5.2.1  PROPRIETARY RIGHT.

     "Proprietary Right" means any patent, copyright, trade secret, trademark or other intellectual property right that is protected or protectable under the laws of any governmental authority having jurisdiction.

  5.2.2  AMCI FURNISHED TECHNOLOGY.

     "AMCI Furnished Technology" means any design, specification, know-how, computer program, computer software, computer hardware, device, technique, algorithm, method, procedure, discovery or invention, whether or not reduced to practice, or enhancement, improvement or derivative works thereof that (a) is protected or protectable under any Proprietary Right, (b) is owned or controlled (by license or otherwise) by AMCI or any of its affiliates, and (c) is furnished or to be furnished by AMCI or any of its affiliates to SCC under this Agreement. AMCI represents that any of its employees or agents who have or may have a right of interest in or to AMCI Furnished Technology have executed proper waivers granting all right, title and interest in same to AMCI.

  5.2.3  SCC FURNISHED TECHNOLOGY.

     "SCC Furnished Technology" means any design, specification, know-how, computer program, computer software, computer hardware, device, technique, algorithm, method, procedure, discovery or invention, whether or not reduced to practice, or enhancements, improvements or derivative works thereof that (a) is protected or protectable under any Proprietary Right, (b) is owned or controlled (by license or otherwise) by SCC or any of its affiliates, and (c) is furnished or to be furnished by SCC or any of its affiliates to AMCI under this Agreement. SCC represents that any of its employees or agents who have or may have a right of interest in or to SCC Furnished Technology, or those who are performing Services hereunder, have executed appropriate waivers granting all right, title and interest in same to SCC.

  5.2.4  AMCI RESULTS.

     "AMCI Results" means any information or data that (a) does not fall within the definition herein of Services or New Services, and (b) is not public information, and (c) is not SCC Furnished Technology or the property of any third party, and (d) is protected or protectable as a Proprietary Right, and (e) is created, compiled, conceived, developed, discovered, invented, or made by SCC specifically for the benefit of AMCI. Results shall include all AMCI-specific network data, including MSC, cell site, routing information and data, the most recent data and map files which use the relevant location-based application software.

5.3  DEVELOPED INFORMATION -- RIGHTS.

  5.3.1  AMCI RESERVATION OF RIGHTS.

     AMCI reserves all of its right, title and interest in all AMCI Furnished Technology and all Proprietary Rights in same.

  5.3.2  SCC RESERVATION OF RIGHTS.

     SCC reserves all of its right, title and interest in all SCC Furnished Technology and all Proprietary Rights in same.

  5.3.3  OWNERSHIP OF AMCI RESULTS.

     AMCI will be the exclusive owner of all right, title and interest in the AMCI Results and all Proprietary Rights in same. To the extent permitted under the United States Copyright Act (17 U.S.C. sec. 101 et seq. and any successor statutes thereto), the AMCI Results will constitute "works made for hire" and the ownership of such AMCI Results will vest in AMCI at the time they are created. In any event, SCC hereby assigns and transfers, and promises to assign and transfer, to AMCI all SCC's right, title and interest in the AMCI Results and Proprietary Rights thereto.

                      6. CONFIDENTIALITY AND NONDISCLOSURE

6.1  NON-DISCLOSURE AND SYSTEM SECURITY.

     The Parties each recognize and acknowledge the importance of maintaining the security and integrity of the other Party's systems and data as well as the confidential and proprietary nature of same, including such items as AMCI's operating information and RF coverage areas, AMCI Results, AMCI Furnished Technology and AMCI's network and data. To protect such data and systems, , each Party shall strictly adhere to the confidentiality provisions contained herein during the performance of the Parties' respective obligations hereunder. SCC understands and acknowledges the confidential nature of AMCI's telephone subscriber information: it shall not disclose data to which it has access under this Agreement to any person or entity without the prior written consent of AMCI, and shall require each SCC employee to acknowledge in writing the confidential nature of the data and agree to abide by the terms and conditions of this section.

     During the course of this Agreement, either party may receive or have access to confidential information of the other. "Confidential Information" means any confidential, private, or proprietary information or data disclosed by a Party (the "Disclosing Party") to the other Party (the "Recipient") under or in contemplation of this Agreement which: (a) if in tangible form or other media that can be converted to readable form is clearly marked as confidential, proprietary or private when disclosed; or (b) if oral or visual, is identified as confidential or proprietary upon its disclosure. The terms "Disclosing Party" and "Recipient" include each Party's corporate affiliates that disclose or receive Confidential Information. The rights and obligations of the Parties shall therefore also inure to such affiliates and may be directly enforced by or against such affiliates. The Recipient acknowledges the economic value of the Disclosing Party's Confidential Information.

     Except as otherwise provided herein or agreed in writing by the Parties, the Recipient acknowledges the economic value of the Disclosing Party's Confidential Information and shall:

          (a) use the Confidential Information only in connection with the Recipient's performance of its obligations or in exercising its rights under this Agreement;

          (b) restrict disclosure of the Confidential Information to employees of the Recipient and its affiliates with a "need to know" and not disclose it to any other person or entity without the prior written consent of the Disclosing Party;

          (c) advise those employees who access the Confidential Information of their obligations with respect thereto; and

          (d) copy the Confidential Information only as necessary for those employees who are entitled to receive it and ensure that all confidentiality notices are reproduced in full on such copies.

6.2  EXCEPTIONS.

     The obligations of this section shall not apply to any Confidential Information which the Recipient can demonstrate:

          (a) is or becomes available to the public through no breach of this Agreement or any other agreement;

          (b) was previously known by the Recipient without any obligation to hold it in confidence;

          (c) is received from a third party free to disclose such information without restriction;

          (d) is independently developed by the Recipient without the use of Confidential Information of the Disclosing Party;

          (e) is approved for release by written authorization of the Disclosing Party but only to the extent of such authorization and without any disassembly, reverse engineering, or similar undertaking by Recipient; or

          (f) is required by law or regulation to be disclosed, but only to the extent and for the purposes of such required disclosure, and only if the Recipient first notifies the Disclosing Party of the order which permits the Disclosing Party a reasonable opportunity to seek an appropriate protective order;

          (g) is disclosed in response to a valid order of court or other governmental body of the United States or any political subdivisions thereof, but only to the extent of and for the purpose of such order, and only if the Recipient first notifies the Disclosing Party of the order and permits the Disclosing Party to seek an appropriate protective order.

6.3  OWNERSHIP OF CONFIDENTIAL INFORMATION.

     Confidential Information, including permitted copies, shall remain vested in, and be deemed the property of the Disclosing Party. The Recipient shall, within twenty (20) days of a written request by the Disclosing Party, return all Confidential Information (or any designated portion thereof), including all copies thereof, to the Disclosing Party or if so directed by the Disclosing Party, destroy such Confidential Information. The Recipient shall also, within thirty (30) days of receipt of a written request by the Disclosing Party, certify in writing that it has satisfied its obligations under this section. If the Recipient fails to abide by its obligations under this section, the Disclosing Party shall be entitled to immediate injunctive relief in addition to any other rights and remedies available to it at law or in equity.

                                 7. WARRANTIES

7.1  WARRANTY BY SCC.

     SCC warrants and represents to AMCI that: any support and services that SCC provides to AMCI under this Agreement shall be provided by personnel who are trained and skilled in the provision of such services and shall be provided in a professional, effective and efficient manner that equals or exceeds the then-current industry standard for such services. SCC further warrants that the Services provided hereunder shall equal or exceed the Performance Metrics criteria set forth in Exhibit A.

     EXCEPT AS PROVIDED, INCORPORATED INTO, OR REFERRED TO IN THIS AGREEMENT, THERE ARE NO EXPRESS OR IMPLIED WARRANTIES, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, REGARDING THE SERVICES PROVIDED BY SCC HEREUNDER.

     If AMCI fails to meet its obligations hereunder, or if AMCI is negligent in its performance hereunder or willfully commits an act or omission with regard to the provisions hereof, and such failure, negligence or willful conduct proximately causes a circumstance where SCC is unable to meet one or more of its warranty obligations hereunder, then performance by SCC under such warranties shall be suspended as of the date of such failure, negligence or willful conduct, as the case may be until cured by AMCI. If the nature of the affected warranty is such that it can not be cured, then such warranty shall be void.

     SCC has all requisite power and authority and all material licenses, permits and other authorization necessary to own an operate its business and to perform the obligations imposed upon it hereunder and to provide the Services and SCP Services;

     Any computer software or routing services supplied or delivered hereunder by or for SCC will: (1) accept date information before, during and after January 1, 2000, including but not limited to accepting date input, providing date output and performing calculations on dates or portions of dates;
(2) function accurately, without disruption or abnormal ending-scenario or with any change in the operation of such software or routing services associated with the advent of the new century, (3) respond to two-digit year and date input in a way that resolves the ambiguity as to century in a disclosed, defined and predetermined manner, and (iv) store and provide output of date information in a way that is unambiguous as to the twentieth or twenty-first century;

     SCC warrants that it has no knowledge of any existing software viruses that would materially impact SCC's performance hereunder. If SCC becomes aware of any such viruses in its products used in the performance of the Services ordered by AMCI, it will advise AMCI in writing immediately. If AMCI's performance hereunder is negatively impacted by SCC's failure to notify AMCI in a timely fashion of a software virus of which SCC has notice, SCC shall be responsible for such consequences. Upon learning of a virus in its software, SCC shall use its best efforts to remedy it as soon as possible.

     In the event of any breach of the above warranties, SCC will, at its sole expense, take appropriate corrective action, including repair or replacement of the system component not meeting such warranty with respect to hardware or software and with respect to personnel and business operations, re-performance of Services or SCP Services or such remedial action as will bring such warranty into compliance

7.2 WARRANTY BY AMCI.

     (a) AMCI warrants that it has all requisite power and authority and all material licenses, permits and other authorization necessary to own and operate its business and to perform the obligations imposed upon it hereunder;

     (b) AMCI has no knowledge of any existing software viruses that would materially impact AMCI's performance hereunder. If AMCI becomes aware of any such viruses in its software used in connection with its performance hereunder, it will advise SCC in writing immediately. If SCC's performance hereunder is negatively impacted by AMCI's failure to notify SCC in a reasonably timely fashion of its knowledge of such viruses, AMCI shall be responsible for such consequences. Upon learning of such a virus, AMCI shall use its best efforts to remedy same as soon as possible, at no cost to SCC.

                               8. INDEMNIFICATION

8.1 GENERAL INDEMNIFICATION.

     Each Party shall indemnify and hold harmless the other and the other's corporate affiliates and their officers, directors, employees, and agents and their successors and assigns against and from any and all losses, damages, expenses (including, without limitation, attorneys' fees and costs), claims, suits and liabilities, whether based in contract or tort (including strict liability), to the extent that such losses, damages, expenses, demands, claims, suits and liabilities arise out of or in connection with (a) the indemnifying Party's negligent or intentional acts or omissions, or those of persons furnished by it, (b) the failure of the indemnifying Party to fully comply with the terms and conditions of this Agreement, (c) assertions under Worker's Compensation or similar laws made by persons furnished by the indemnifying Party, or (d) the performance or nonperformance of the Services under this Agreement by the indemnifying Party. The indemnified Party shall promptly notify the indemnifying Party of any written claim, loss or demand for which the indemnifying Party is responsible under this Section

8.2 INTELLECTUAL PROPERTY INDEMNIFICATION.

     SCC shall defend, at its sole cost and expense, any claim or action of any kind against AMCI for alleged violation, infringement or misappropriation of any patent, copyright, trade secret or other intellectual property right based on the use of SCC products or services under this Agreement. SCC shall have the right to conduct the defense of any such claim or action and all negotiations for settlement or compromise, unless otherwise mutually agreed to in writing by the Parties hereto. However, AMCI, at its own expense, shall have the right to participate in the defense of any such suit or proceeding through counsel of its choosing. SCC shall indemnify and hold harmless AMCI and its officers, directors, employees, and agents and their successors and assigns against and from any and all losses, liabilities, damages, claims, demands and expenses (including, without limitation, reasonable attorneys' fees) arising out of or related to any such claim or action.

     If any SCC product used to provide the Services under this Agreement becomes involved in any claim or action described above, or is held to constitute a violation, infringement or misappropriation of a third party's intellectual property rights and the use thereof is enjoined, then SCC shall, at SCC's expense and option:

          (i) procure the right to continue using said product so that its use by SCC for AMCI is lawful;

          (ii) modify such product so that its use by SCC for AMCI is lawful (provided that such modification does not adversely affect the Services provided); or

          (iii) replace such product, at no charge to AMCI, with equally suitable, compatible and functionally equivalent products that lawfully may be used by SCC for AMCI.

                           9. LIMITATION OF LIABILITY

     EXCEPT WITH RESPECT TO SCC'S OBLIGATION TO INDEMNIFY AMCI IN CONNECTION WITH THIRD PARTY CLAIMS AND IN CONNECTION WITH INTELLECTUAL PROPERTY INFRINGEMENT AS SET FORTH IN SECTION 8 HEREIN ABOVE, NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY INDIRECT, SPECIAL, CONSEQUENTIAL, INCIDENTAL, OR PUNITIVE DAMAGES, WHETHER BASED UPON LOST GOODWILL, LOST PROFITS, LOSS OF USE OR PERFORMANCE OF ANY PRODUCTS, SERVICES, OR OTHER PROPERTY, LOSS OR IMPAIRMENT OF DATA OR SOFTWARE, OR OTHERWISE, AND WHETHER ARISING OUT OF BREACH OF EXPRESS OR IMPLIED WARRANTY, CONTRACT (INCLUDING THE FURNISHING, PERFORMANCE, OR USE OF ANY HARDWARE, SOFTWARE OR OTHER PRODUCTS, MATERIALS, OR SERVICES PROVIDED PURSUANT TO THIS AGREEMENT OR THE PERFORMANCE OR NONPERFORMANCE OF OBLIGATIONS UNDERTAKEN IN THIS AGREEMENT), TORT, (INCLUDING NEGLIGENCE), STRICT PRODUCT LIABILITY OR OTHERWISE, REGARDLESS OF WHETHER SUCH PARTY HAS BEEN NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES OR IF SUCH DAMAGES COULD HAVE BEEN REASONABLY FORESEEN.

     To the extent not otherwise governed by federal, state or local law, and except with respect to SCC's obligation to indemnify AMCI in connection with third party claims and in connection with intellectual property infringement set forth in section 8 herein above, SCC's entire liability to AMCI shall be limited to that which is directly related to its alleged negligent performance or non-performance of its obligations hereunder, and in any event shall be limited
to the payment of a sum not to exceed [                              ].

                                 10. INSURANCE

     During the Term hereof, including any extensions, SCC must maintain not less than the same insurance coverages as that described in SCC's agreement with Ameritech Information Systems, Inc. dated August 31, 1994. Neither SCC nor SCC's insurer(s) shall have a claim, right of action or right of subrogation against AMCI based on any loss or liability insured against under the foregoing insurance. SCC's policy must be endorsed to name AMCI and its corporate affiliates as additional insureds and state: "AMCI is to be notified in writing at least ten (10) days prior to cancellation of or any material change in this policy". Also, SCC must furnish certificates evidencing the foregoing insurance coverage prior to commencement of performance.

     If SCC fails to maintain the insurance required by this Section, AMCI may procure such insurance. In such event, SCC shall promptly reimburse AMCI for any premiums and other charges paid by AMCI for such coverage.

                             11. GENERAL PROVISIONS

11.1 EXHIBITS.

     Exhibits A, B, C and D shall be deemed incorporated herein and an integral part of this Agreement. Any AMCI requests for proposal, SCC's responses thereto, marketing or sales material or any other similar documentation, as well as any written or verbal representations concerning the Services, SCP Services, New Services or Add-On Services are specifically excluded from this Agreement and shall have no relevance, value or binding effect hereon.

11.2 ELECTRONIC EXCHANGE.

     To the extent possible, as determined by subsequent, mutual agreement of the Parties, the Parties will endeavor to use and implement automation procedures, such as electronic data interchange (EDI), electronic mail and "Web pages", to facilitate communication, coordination, maintenance, and management of the Services. If implemented, each Party will be responsible for its respective costs associated with such exchange.

11.3 STAFFING LEVEL.

     SCC will, at all times relevant hereto, maintain a sufficient number of employees in its discretion to adequately perform the Services, and if applicable, New Services and Add-On Services.

11.4 ADVERTISING AND PUBLICITY.

     SCC shall not prepare or distribute any news releases, articles, brochures, speeches, Advertisements or other informational releases concerning this Agreement and the activities performed hereunder without the prior written consent of AMCI. In addition, SCC shall not use the "Ameritech" or AMCI name or mark (or any variation thereof) without the prior written consent of AMCI, which shall not be unreasonably withheld.

11.5 ASSIGNMENT AND DELEGATION.

     Neither party shall assign any right or obligation under this Agreement without the other party's prior written consent. Any attempted assignment shall be void, except that either party may assign monies due or to become due to it, provided that (a) the assigning party gives the other party at least ten (10) days prior written notice of such assignment and (b) such assignment does not impose upon the other party obligations to the assignee other than the payment of such monies.

     Notwithstanding the foregoing, AMCI may assign this Agreement, in whole or in part, to any of its Affiliates. SCC may assign this Agreement, in whole or in part, to any of its Affiliates; provided, however, that SCC may not assign this Agreement to any entity that directly or indirectly through that entity itself or one of its Affiliates provides two-way cellular voice communication services or other wireless communication or data services. With respect to assignments by either Party, any purported assignment may be rejected by the non-assigning Party, and therefore deemed void, if such Party determines that the assignee is incapable of substantially performing the assigning Party's obligations hereunder. Upon such permitted assignment and written assumption of liability thereto by the assignee, the assignor shall be discharged of any liability under this Agreement.

11.6 COMPANY RULES.

     SCC's employees and agents shall comply with all of AMCI's, governmental security and plan requirements, rules and regulations provide to SCC while on AMCI's premises, and AMCI's employees shall comply with all of SCC's, governmental security and plan requirements, rules and regulations provided to AMCI while on SCC's premises.

11.7 ESCALATION PROCEDURES.

     The Parties shall attempt to resolve any dispute between them that may arise under this Agreement through their respective Project Managers as described in Exhibit A. If after attempting to do so, either Party determines that the dispute is irresolvable and so notifies the other Party, no further obligation to escalate the matter shall exist by either Party, in which case, the Parties are free to pursue any and all remedies available at law or in equity.

11.8 FORCE MAJEURE.

     Neither Party shall be liable to the other for any delay or failure to perform under this Agreement if the delay or failure to perform is without the fault or negligence of the Party claiming excusable delay and is due to causes beyond the control of said Party, including, but not limited to acts of God, war, acts of the government (where neither Party is itself a governmental body), fires, floods, epidemics, quarantine restrictions, civil disobedience, criminal acts by a third party, strikes, labor disputes (including collective bargaining disputes), work stoppages, and freight embargoes.

11.9  GOVERNING LAW.

     The validity of this Agreement, the construction and enforcement of its terms and the interpretation of the rights and duties of the Parties shall be governed by the domestic laws of the State of Illinois.

11.10  INDEPENDENT CONTRACTORS.

     The Parties are performing pursuant to this Agreement only as independent contractors. Each Party has the sole obligation to supervise, manage, contract, direct, procure, perform, or cause to be performed its obligations set forth in this Agreement, except as otherwise provided herein or agreed upon by the Parties. Except as specified in this Agreement, nothing set forth in this Agreement shall be construed to create the relationship of principal and agent between SCC and AMCI. Neither Party shall act or attempt to act or represent itself, directly or by implication, as an agent of the other Party or its affiliates or in any manner assume or create, or attempt to assume or create, any obligations on behalf of, or in the name of the other Party unless so instructed by the other Party in writing or allowed under this Agreement. Nothing herein is intended or shall be construed to create any partnership, agency, or joint venture relationship between the Parties. Neither Party or a Party's subcontractor, or the employees of any of them, shall be deemed for any purpose to be employees of the other Party. Each Party shall be solely responsible for the withholding or payment of all applicable federal, state, and local personal income taxes, social security taxes, unemployment and sickness disability insurance, and other payroll taxes with respect to its own employees.

11.11  SUBCONTRACTING.

     SCC shall not subcontract any portion of the work required to be performed as part of the Project without the prior written consent of AMCI.

11.12  JOINT WORK PRODUCT.

     This Agreement is the joint work product of representatives of AMCI and SCC. Accordingly, in the event of ambiguities, no inferences will be drawn against either party, including the Party that drafted the Agreement in its final form

11.13  LAWS, REGULATIONS AND PERMITS.

     Each Party shall comply, at its own expense, with all applicable federal, state, county, and local ordinances, regulations and codes in the performance of its obligations hereunder, including procurement of required permits and certificates, the Fair Labor Standards Act, and the Occupational Safety and Health Act.

11.14  NOTICES.

     All notices or other communications required or permitted to be given under this Agreement shall be in writing (unless otherwise specifically provided herein) and delivered or addressed as follows:

     To AMCI:     Ameritech Mobile Communications, Inc.
                  2000 West Ameritech Center Drive
                  Hoffman Estates, IL 60195
                  Attn: Manager Network Planning, LOC. 3F25D

                  with a copy to:
                  Ameritech Mobile Communications, Inc.
                  2000 West Ameritech Center Drive
                  LOC. 3H78
                  Hoffman Estates, IL 60195
                  Attn: Vice President, General Counsel

     To SCC:       SCC Communications Corp.
                   Attn: General Counsel
                   6285 Lookout Road
                   Boulder, Colorado 80301

                   with a copy to:
                   SCC Communications Corp.
                   Attn: Chief Financial Officer
                   6285 Lookout Road
                   Boulder, Colorado 80301

     All notices or other communications shall be deemed effectively given: (i) when delivered, if personally delivered (except that notices received after 3:00 p.m. local time will be deemed received on the following business day); (ii) on the date of delivery (or, if refused, the refusal date shown on the return receipt) if mailed certified or registered mail, return receipt requested; (iii) four (4) days after mailing if mailed first class; or (iv) when received by the Party for which notice is intended if given in any other manner (except that notices received after 3:00 p.m. local time will be deemed on the following business day).

11.15  NON-WAIVER.

     No course of dealing or failure of either Party to strictly enforce any term, right, obligation, or provisions of this Agreement or to exercise any option provided hereunder shall be construed as a waiver of such or any other provision.

11.16  SEVERABILITY.

     If any provision of this Agreement shall be held invalid or unenforceable, such provision shall be deemed deleted from this Agreement and replaced by a valid and enforceable provision which, so far as possible, achieves the Parties' intent in agreeing to the original provision. The remaining provisions of the Agreement shall continue in full force and effect.

11.17  BINDING EFFECT.

     This Agreement shall be binding on, and inure to the benefit of, the Parties and their respective successors and permitted assigns.

11.18  TIME IS OF THE ESSENCE.

     Time is of the essence the performance under this Agreement.

11.19  EQUAL OPPORTUNITY.

     To the extent AMCI is required by law to extend any Equal Opportunity Employment requirements to suppliers or vendors, and such is required to include SCC, as a provider of Services or SCP Services, SCC shall comply with all applicable portions of such requirements including any applicable non-discrimination compliance provisions. AMCI shall inform SCC of such requirements in writing as soon as same become known to AMCI.

11.20  REMEDIES.

     The rights and remedies provided herein shall be cumulative and, except as limited herein, in addition to any other remedies available at law or in equity.

11.21  AUTHORITY.

     Each Party represents to the other that it has full authority to enter into and secure performance of this Agreement and that the person signing this Agreement on behalf of the Party has been properly authorized to enter into this Agreement. Each Party further acknowledges that it has read this Agreement, understands it, and agrees to be bound by all of its terms, conditions and provisions.

11.22  ENTIRE AGREEMENT.

     This Agreement, when fully executed, together with any Exhibits or other attachments appended hereto, constitutes the entire agreement between the parties and supersedes all promises and representations, if any, whether written or oral between the Parties with respect to the subject matter hereof. No modification, amendment, supplement or waiver of this Agreement or any of its provisions shall be binding upon the Parties unless made in writing and duly signed by an authorized representative of each Party.

     IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by their duly authorized representatives.


SCC COMMUNICATIONS CORPORATION                              AMERITECH MOBILE COMMUNICATIONS, INC.

/s/ John Sims                                               /s/
-----------------------------------------------------       -----------------------------------------------------
Signature                                                   Signature

Chief Operating Officer                                     President
-----------------------------------------------------       -----------------------------------------------------
Title                                                       Title

April 8, 1998                                               March 16, 1998
-----------------------------------------------------       -----------------------------------------------------
Date                                                        Date

Exhibit A                                                                              9-1-1CONNECT(TM) STATEMENT OF WORK
-------------------------------------------------------------------------------------------------------------------------


                               TABLE OF CONTENTS
                    FOR 9-1-1Connect(TM)  STATEMENT OF WORK


1. OVERVIEW OF STATEMENT OF WORK  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
2. IMPLEMENTATION SERVICES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
   2.1 Project Overview . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
   2.2 Microsoft Project Plan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
   2.3 Roles and Responsibilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
   2.4 Initial Market Survey  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
   2.5 System . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
   2.6 Network  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
   2.7 Database Services  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
   2.8 The Communication Plan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
   2.9 First Office Application . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
   2.10 Development of Methods and Procedures . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
3. OPERATIONS AND SUPPORT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
   3.1 Operations and Support Management Services . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
   3.2 Network Monitoring . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
   3.3 Trouble Ticket Tracking and Monitoring . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
   3.4 Trouble Escalation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
4. DATABASE MANAGEMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
   4.1 Data Record Creation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
   4.2 Data Transfer  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
   4.3 Ongoing pANI . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
   4.4 Error Resolution . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
   4.5 Reporting  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
   4.6 Metrics  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
   4.7 Boundaries . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
   4.8 Event/Transaction Data Base Services . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
   4.9 Escalation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
5. DISASTER MANAGEMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
6. CHANGE CONTROL PROCESS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
   6.1 Change Request Form  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
7. OTHER SERVICES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
   7.1 Professional Services  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38


-------------------------------------------------------------------------------------------------------------------------
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
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Exhibit A                                    9-1-1CONNECT(TM) STATEMENT OF WORK
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Exhibit A                                     9-1-1CONNECT(TM) STATEMENT OF WORK
--------------------------------------------------------------------------------
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                                  Page 20    FINAL AMCI/SCC 9-1-1Connect(TM) SOW

Exhibit A                                     9-1-1CONNECT(TM) STATEMENT OF WORK
--------------------------------------------------------------------------------
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                                  Page 21    FINAL AMCI/SCC 9-1-1Connect(TM) SOW

Exhibit A                                     9-1-1CONNECT(TM) STATEMENT OF WORK
--------------------------------------------------------------------------------
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                                  Page 22    FINAL AMCI/SCC 9-1-1Connect(TM) SOW

Exhibit A                                     9-1-1CONNECT(TM) STATEMENT OF WORK
--------------------------------------------------------------------------------
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                                  Page 23    FINAL AMCI/SCC 9-1-1Connect(TM) SOW

Exhibit A                                     9-1-1CONNECT(TM) STATEMENT OF WORK
--------------------------------------------------------------------------------
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                                  Page 24    FINAL AMCI/SCC 9-1-1Connect(TM) SOW

Exhibit A                                    9-1-1CONNECT(TM) STATEMENT OF WORK
-------------------------------------------------------------------------------

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                                  Page 25    FINAL AMCI/SCC 9-1-1Connect(TM) SOW

Exhibit A                                    9-1-1CONNECT(TM) STATEMENT OF WORK
-------------------------------------------------------------------------------
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                                  Page 26    FINAL AMCI/SCC 9-1-1Connect(TM) SOW

Exhibit A                                    9-1-1CONNECT(TM) STATEMENT OF WORK
-------------------------------------------------------------------------------
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                                  Page 27   FINAL AMCI/SCC 9-1-1Connect(TM) SOW

Exhibit A                                    9-1-1CONNECT(TM) STATEMENT OF WORK
-------------------------------------------------------------------------------

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                                  Page 28   FINAL AMCI/SCC 9-1-1Connect(TM) SOW

Exhibit A                                    9-1-1CONNECT(TM) STATEMENT OF WORK
-------------------------------------------------------------------------------

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
Exhibit A                                    9-1-1CONNECT(TM) STATEMENT OF WORK
-------------------------------------------------------------------------------
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                                  Page 30   FINAL AMCI/SCC 9-1-1Connect(TM) SOW

Exhibit A                                    9-1-1CONNECT(TM) STATEMENT OF WORK
-------------------------------------------------------------------------------
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
Exhibit A                                    9-1-1CONNECT(TM) STATEMENT OF WORK
-------------------------------------------------------------------------------

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                                  Page 32    FINAL AMCI/SCC 9-1-1Connect(TM) SOW

Exhibit A                                    9-1-1CONNECT(TM) STATEMENT OF WORK
-------------------------------------------------------------------------------

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Exhibit A                                    9-1-1CONNECT(TM) STATEMENT OF WORK
-------------------------------------------------------------------------------

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                                  Page 34    FINAL AMCI/SCC 9-1-1Connect(TM) SOW

Exhibit A                                    9-1-1CONNECT(TM) STATEMENT OF WORK
-------------------------------------------------------------------------------

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
Exhibit A                                    9-1-1CONNECT(TM) STATEMENT OF WORK
-------------------------------------------------------------------------------

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                                  Page 36    FINAL AMCI/SCC 9-1-1Connect(TM) SOW

Exhibit A                                    9-1-1CONNECT(TM) STATEMENT OF WORK
-------------------------------------------------------------------------------

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                           Page 37           FINAL AMCI/SCC 9-1-1Connect(TM) SOW

Exhibit A                                    9-1-1CONNECT(TM) STATEMENT OF WORK
-------------------------------------------------------------------------------

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                                  Page 38    FINAL AMCI/SCC 9-1-1Connect(TM) SOW

VERSION 1.0
                                                                         1/28/98



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


Version 1.0                       1/28/98


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



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



Version 1.0                          1/28/98



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




              E911 SYSTEM SUPPLIER RESPONSIBILITY MATRIX              APPENDIX 1







[





















































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AMERITECH CELLULAR SERVICES CONFIDENTIAL      1/28/98                     PAGE 1

                                                       SCC-AMCI E9-1-1 Agreement



                                    EXHIBIT B

                            CANCELLATION FEE SCHEDULE

         In the event AMCI elects to cancel the Agreement in accordance with
Section 3.2.3, AMCI shall pay SCC a Cancellation Fee as described below:




MONTH OF CONTRACT IN
WHICH CANCELLATION
OCCURS                           CANCELLATION FEE
--------------------             ----------------
1                                   [        ]
2                                    [       ]
3                                    [       ]
4                                    [       ]
5                                    [       ]
6                                    [       ]
7                                    [       ]
8                                    [       ]
9                                    [       ]
10                                   [       ]
11                                   [       ]
12                                   [       ]
13                                   [       ]
14                                   [       ]
15                                   [       ]
16                                   [       ]
17                                   [       ]
18                                   [       ]
19                                   [       ]
20                                   [       ]
21                                   [       ]
22                                   [       ]
23                                   [       ]
24                                   [       ]
25                                   [       ]
26                                   [       ]
27                                     [     ]
28                                     [     ]
29                                     [     ]
30                                     [     ]
31                                     [     ]
32                                     [     ]
33                                     [     ]
34                                     [     ]
35                                     [     ]
36                                      [    ]


EXHIBIT B                         1                                     06/19/98

                                    EXHIBIT C
                 SCC PROPRIETARY - USE PURSUANT TO INSTRUCTIONS

                               MODIFICATION ORDER

                   ADDENDUM NUMBER _____ TO AGREEMENT BETWEEN
    SCC COMMUNICATIONS CORPORATION AND AMERITECH MOBILE COMMUNICATIONS, INC.


PRODUCT NAME (for NEW SERVICES - or ADD-ON SERVICES):


--------------------------------------------------------------------------------

PRODUCT  DESCRIPTION:


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

IMPLEMENTATION PLAN (See Attachment to this Modification Order)

ANTICIPATED SERVICE START DATE:
                               ------------------------------------------------
NON-RECURRING CHARGES - DESCRIPTION AND AMOUNT:

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

MONTHLY RECURRING CHARGES:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


PAYABLE AS OF THE EFFECTIVE DATE: _____________________________________   and
for each month thereafter during the applicable contract Term.


--------------------------------------------------------------------------------


This Modification Order shall be included in the Parties' Contract dated ___________ as if executed concurrently therewith.


AMERITECH MOBILE COMMUNICATIONS, INC.         SCC COMMUNICATIONS CORP.


-------------------------------------         ---------------------------------
Signature                                     Signature

-------------------------------------         ---------------------------------
Printed Name/Title                            Printed Name/Title

-------------------------------------         ---------------------------------
Date                                          Date




--------------------------------------------------------------------------------
Modification Order, Ameritech Mobile         1                         06/18/98

                                    EXHIBIT D
                 SCC PROPRIETARY - USE PURSUANT TO INSTRUCTIONS

                                LETTER OF AGENCY


         This Letter Of Agency made and this day ___of ________ , 19___, for the appointment of SCC Communications Corp. a Delaware Corporation having its principal offices located at 6285 Lookout Road, Boulder, Colorado 80301 as limited agent for Ameritech Mobile Communications, Inc. (AMCI), as set forth below.

AMCI hereby authorizes SCC Communications Corp. to act on its behalf for its use and benefit according to the following instructions:

1. SCC Communications Corp. has agreed to provide certain 911 database coordination services ("Services or the Services") for AMCI. In order for SCC Communications Corp. to perform such Services, AMCI grants to SCC Communications Corp. the authority to ask for and request maintaining AMCI's rights to the Mobile Directory Number Subscriber Information, and daily telephone company service order update activity used for the purpose of AMCI responding to requests for emergency services for the Local Exchange Provider (LEC) and Basic Emergency Service Provider. Subscriber information includes, but is not limited to, the collection of names, addresses, and mobile directory telephone numbers ( whether published, non-published, listed, or non-listed) for customers of the LEC and Basic Emergency Provider, and any other information associated with and/or supporting the data for AMCI's customers.

2. SCC Communications Corp. has the authority to procure, receive and collect from the LEC, the Subscriber Information, information available by law to AMCI for the purpose of providing the E9-1-1 Services. SCC Communications Corp. is responsible for all costs associated with such procurement.

3. SCC Communications Corp. has the authority to acquire on AMCI's behalf, maintain, and manage the Subscriber Information available by law to AMCI for the purpose of performing the Services pursuant to and limited by the provisions of the Contract to which this letter of agency relates.

4. SCC Communications Corp. hereby agrees to perform its duties hereunder in a diligent manner, and it is understood by SCC Communications Corp. that AMCI may revoke this letter of agency at any time upon the providing written notice. This authorization shall remain in force and effect until written notice of revocation is executed by AMCI or by termination of the Contract to which this letter of agency relates.


AMCI:

-----------------------------

-----------------------------

-----------------------------

                                    EXHIBIT E

           AMCI/SignalSoft(TM).MAPS SOFTWARE NON-DISCLOSURE PROVISIONS


4.      Non Disclosure and Copies

        A. Ameritech shall not disclose, furnish, transfer or otherwise make available the Licensed Software or any portion thereof to any third party or duplicate any portion of the Licensed Software, except as provided in this Agreement or with the prior written consent of Supplier. Ameritech may disclose and otherwise make available the Licensed Software to any Affiliate that provides services to Ameritech in connection with Ameritech's use of the Licensed Software, and has a need to know in connection with such services, and such Affiliate shall be subject to the nondisclosure provisions of this Agreement. Ameritech also may disclose and otherwise make available the Licensed Software to third parties retained by Ameritech for temporary administrative, clerical, technical or programming support, and such third parties shall be subject to the nondisclosure provisions of this Agreement.


        B. Ameritech shall have the right to make archival and backup copies of the Licensed Software, at no additional charge. Ameritech may also reproduce, at no additional charge, the documentation for Ameritech's own internal use and for the use of Affiliates. Any such backup copies or reproductions shall include any copyright or similar proprietary notices contained in the materials being copied or reproduced.


        C. Ameritech shall not reverse engineer, decompile, disassemble or derive source code from the Licensed Software.


        D. If Ameritech fails to abide by its obligations under this Section, Supplier shall be entitled to immediate injunctive relief, in addition to any other rights and remedies available to it under this Agreement.


        E. The provisions of this Section shall survive the expiration or termination of this Agreement and the pertinent Supplement.